UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☑	Soliciting Material Pursuant to §240.14a-12
ODYSSEY HEALTHCARE, INC.
(Name of Registrant as Specified in Its Charter)
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     On July 27, 2010, the following email was sent to employees of Odyssey HealthCare, Inc. by Brenda Belger, Senior Vice President, Human Resources:
Dear Support Center Team:
Late last week, members of our leadership team joined together with Gentiva to launch the next phase of our integration efforts. During a two-hour hour kickoff meeting, held within our Dallas Headquarters, Rexanne Domico (VP- Consulting and Mergers & Acquisitions), the co-leader of the Integration Management Office (IMO), provided a great overview of Gentiva, and a thorough introduction to Gentiva’s approach to the integration project. We have included a number of slides about Gentiva from Rexanne’s presentation.
This meeting was also an opportunity to introduce our team leaders, who will participate directly in the IMO, to Rexanne, and to discuss the overall integration approach and the role of the IMO. Odyssey team leaders asked to support the IMO include:
Annette DiStasi – Reimbursement
Brenda Belger – Human Resources
Beverly Scoggins – Human Resources & Benefits
Brian Poff – Finance & Accounting
Carol Allred – Finance & Accounting
Craig Goguen – Hospice Operations
Erik Kraemer – M&A
Frank Anastasio – Sales & Marketing
Greg Flynn – Finance & Accounting
John Sheeks – Reimbursement
Julie Cadenhead – Payroll & Health & Safety
Kristen Ortega – Legal
Lisa Razmjookhah – Pharmacy Services
Mike Boggs – Sales & Marketing
Paul Akin – IT
Sally Parnell – Clinical & Regulatory Affairs
Sandra Banfield — Compliance

Zeke Zoccoli – IT
Over the next few weeks, these IMO team members will be hosting their counterparts from Gentiva. These discussions will focus only on gathering information to help plan the integration process that will begin post close.
Please remember there are many restrictions in a pre-close environment. Our team members will begin the process of helping our Gentiva counterparts understand Odyssey’s processes and systems, and some of you may be asked to support this effort.
There is a great deal yet to be decided, and a great deal that is simply not yet known. Let’s all respect and appreciate the extra effort this project will require of our team. If you have any questions, please contact me.
Additional Information
Odyssey filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on July 9, 2010 and intends to file other relevant materials in connection with the acquisition in due course. The definitive proxy statement has be sent or given to the stockholders of Odyssey. Before making any voting or investment decision with respect to the acquisition, investors and stockholders of Odyssey are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition. The proxy statement and other relevant materials (when they become available), and any other documents filed by Odyssey with the SEC, may be obtained free of charge from Odyssey by directing a request to Odyssey’s Investor Relations Department at toll free phone number 888-922-9711, email address InvestorRelations@odsyhealth.com or through the Company Web site www.odsyhealth.com under “Investor Relations — InfoRequest.”
Participants in the Solicitation
Odyssey and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Odyssey stockholders in connection with the merger. Information about Odyssey’s directors and executive officers is set forth in Odyssey’s proxy statement on Schedule 14A filed with the SEC on April 5, 2010 and Odyssey’s Annual Report on Form 10-K filed on March 10, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Odyssey intends to file with the SEC.
Forward-looking Statements
Certain statements contained in this press release are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this press release to differ materially from those anticipated or implied by the forward-looking statements. Additional risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; government and private party legal proceedings and investigations; adverse changes in the Medicare payment cap limits and increases in the Company’s estimated Medicare cap contractual adjustment; declines in patient census growth; increases in inflation including inflationary increases in patient care costs; the Company’s ability to effectively implement the Company’s 2010 operations and development strategies; the Company’s dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; the Company’s ability to successfully integrate and operate acquired hospice programs; the ability to attract and retain healthcare professionals; increases in the Company’s bad debt expense due to various factors including an increase in the volume of pre-payment reviews by the Company’s Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; cost of complying with the terms and conditions of the Company’s corporate integrity agreement; adverse changes in the competitive environment in which the Company operates; changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in the Company’s estimate of additional stock-based compensation costs; and the disclosures contained under the headings

“Government Regulation and Payment Structure” in “Item 1. Business” and “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2010, and in its other filings with the Securities and Exchange Commission. In addition to the risks, uncertainties and assumptions listed above, the Company faces risks associated with the Agreement and Plan of Merger, dated as of May 23, 2010, among the Company, Gentiva Health Services, Inc. and GTO Acquisition Corp. (attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on May 24, 2010). Such risks, uncertainties and assumptions include, but are not limited to, the ability to obtain regulatory approval for the transaction; the expected timing of the completion of the transaction; management plans regarding the transaction; the inability to complete the transaction due to the failure to satisfy the conditions required to complete the transaction; the risk that the businesses of the Company and Gentiva will not be integrated successfully, or will take longer than anticipated; the risk that expected cost savings from the transaction will not be achieved or unexpected costs will be incurred; any statements of the plan, strategies and objectives of management for future operations; the risk that disruptions from the transaction will harm relationships with employees, referral sources, patients and suppliers; and the outcome of litigation and regulatory proceedings to which we may be a party. Many of these factors are beyond the ability of the Company to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained in this press release and in the presentation to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.
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